UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

Petrol Oil and Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-3009 (Commission File Number)	90-0066187 (I.R.S. Employer Identification No.)

Corporate Woods Building 51

9393 West 110th Street, Suite 500

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 323-4925

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers

On May 4, 2007, Paul Branagan, the Company’s President and Chief Executive Officer , retired as an officer and director of Petrol Oil and Gas, Inc. (the “Company”), citing health reasons. The Company is not aware of any disagreement Mr. Branagan may have with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Branagan’s retirement, the Company entered into a Retirement Agreement with Mr. Branagan providing (1) six months of salary continuation and 18 months of health benefits, (2) termination of the employment agreement between Mr. Branagan and the Company, (3) the release by Mr. Branagan of his 1% overriding royalty interest in Company oil and gas production, and (4) mutual releases of claims. A copy of the Retirement Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 4, 2007, Suzanne Herring resigned as a director of the Company. The Company is not aware of any disagreement Ms. Herring may have with the Company on any matter relating to the Company’s operations, policies or practices.

On May 4, 2007, Loren W. Moll, the current Chairman of the Board of the Company, was appointed interim President and Chief Executive Officer of the Company by the Board of Directors. Information regarding Mr. Moll’s business experience and relationships with the Company is included in the Company’s Annual Report on Form 10-K, Items 10 and 13, filed on April 17, 2007, for the Company’s year ended December 31, 2006, which information is incorporated herein by reference.

Mr. Moll previously indicated his intention not to stand for re-election to the Board at the next annual meeting of stockholders. On May 4, 2007, Mr. Moll informed the Board that he is now willing to stand for re-election to the Board at the next annual meeting of stockholders.

Item 8.01	Other Events

On May 4, 2007, the Board of Directors of the Company took the following actions intended to enhance the Company’s corporate governance:

1.	The reconstitution of the Audit Committee with independent directors Robert Kite and Duane Fadness;

2.	The adoption of a new Amended and Restated Charter of the Audit Committee, which is filed as Exhibit 99.1 hereto and incorporated herein by reference;

3.	The establishment of a Compensation Committee comprised of directors Duane Fadness and Robert Kite;

4.	The adoption of a new Charter of the Compensation Committee, which is filed as Exhibit 99.2 hereto and incorporated herein by reference;

5.	The reconstitution of the Nominating and Corporate Governance Committee comprised of directors Robert Kite and Loren Moll;

6.	The adoption of a new Amended and Restated Charter of the Nominating and Corporate Governance Committee, which is filed as Exhibit 99.3 hereto and incorporated herein by reference;

7.	The establishment of an Executive Committee consisting of Robert Kite and Loren Moll, to act on behalf of the Board of Directors when it is not in session;

8.	The adoption of new Corporate Governance Guidelines, which are filed as Exhibit 99.4 hereto and incorporated herein by reference.

9.	The adoption of new Complaint Policy and Procedures, which are filed as Exhibit 99.5 hereto and incorporated herein by reference.

On May 7, 2007, the Company issued a press release announcing the actions taken by the Board at its meeting held on May 4, 2007. The press release is filed as Exhibit 99.6 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1	Retirement Agreement, dated as of May 4, 2007, by and between the Company and Paul Branagan.

99.1	Amended and Restated Charter of the Audit Committee.

99.2	Charter of the Compensation Committee.

99.3	Amended and Restated Charter of the Nominating and Corporate Governance Committee.

99.4	Corporate Governance Guidelines.

99.5	Complaint Policy and Procedures.

99.6	Press Release issued May 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROL OIL AND GAS, INC.

By:	/s/ Loren W. Moll
Loren W. Moll
President and Chief Executive Officer

Date:	May 7, 2007